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                                                                   Exhibit 10.14


                                                                  EXECUTION COPY

                                 LEASE AGREEMENT

                  THIS LEASE (the "Lease Agreement"), made as of this 1st day of January, 1996, by and between 32000 AURORA ROAD COMPANY, LTD., an Ohio limited partnership, with its principal place of business located at 29100 Aurora Road, Solon, Ohio 44139 (hereinafter referred to as "Landlord"), and VENTURE LIGHTING INTERNATIONAL, INC., an Ohio corporation, with its current mailing address at 32000 Aurora Road, Solon, Ohio 44139 (hereinafter referred to as "Tenant").

                  NOW, THEREFORE, for valuable consideration, the parties agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

                  All capitalized terms shall have the meaning ascribed to such terms in Exhibit "A" attached hereto.

                                   ARTICLE II.
                                 LEASED PREMISES

                  2.1. LEASED PREMISES. In consideration of the rents, terms, provisions and covenants of this Lease Agreement, Landlord hereby leases, lets and demises to Tenant the premises, consisting of a portion of a freestanding office/warehouse building consisting of approximately 84,822 square feet of space of Landlord's property located at 32000 Aurora Road, Solon, Ohio, as outlined in blue Exhibit "B", including the manufacturing area on the first floor of the two story building (the "Building"), (said leased area is hereinafter referred to as the "Leased Premises"). Tenant shall also have reasonable access to such other areas of the Building as is necessary for the operation of Tenant's business,including but not limited to those areas described on Schedule 2.1, subject however, to the written approval of Landlord, which shall not be unreasonably withheld or delayed provided, however in case of an emergency, Landlord's written approval shall not be required. Landlord shall cause each new tenant of the Premises to agree in its lease with Landlord to provide Tenant reasonable access to such areas of the Building as is necessary for the operation of Tenants' business, including but not limited to, those areas described on Schedule 2.1, upon twenty four hours prior written notice by Tenant except in case of emergency in which event Tenant shall have immediate access to such areas. The exercise of these rights to access shall not unreasonably interfere with Landlord or other tenants' operations or occupancy.

                  2.2. THE COMMON AREAS. Landlord hereby grants to Tenant and Tenant's employees, agents, customers and invitees the non-exclusive right, during the term hereof, to use the Common Areas, in common with other tenants, employees and invitees entitled to the use thereof.

                  Landlord reserves the right to alter or vary such areas from time to time so long as it does not either materially reduce the total facilities available for Tenant's use or impair in any material respect access to and from adjacent public rights of way.


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                  2.3. PARKING. Tenant shall receive vehicle parking privileges over the existing parking lot area of the Leased Premises, as shown on attached Exhibit "C". Landlord shall have no responsibility for the security or patrolling of such parking areas or for the unauthorized use of such parking spaces by other persons; nor for damage or loss to any vehicle while parked on the Premises unless caused by the negligence of the Landlord.

                  2.4. MECHANICAL EQUIPMENT ROOM AND BOILER ROOM. Tenant shall have a right of nonexclusive access and license to use the Boiler Room, and shall be provided a key to the outside door of the Boiler Room upon execution of the Lease. Tenant shall provide Landlord with the names of three (3) employees of Tenant who shall have a nonexclusive right of access and license to use the Mechanical Equipment Rooms. Tenant shall also have the nonexclusive right of access and license to be able to continue to run two additional exhaust pipes through the wall between the low and high bays (Column row 8) and up through the ceiling. The exercise of these rights to access and use shall not unreasonably interfere with Landlord or other tenants' operations or occupancy. Access to the Mechanical Equipment Rooms shall be permitted only to allow Tenant to maintain its operations and systems.

                  2.5. CONDITION OF LEASED PROPERTY. Tenant has thoroughly inspected the Leased Premises and is satisfied that the Leased Premises are suitable for Tenant's intended use. Upon expiration of the term or earlier termination of this Lease, Tenant shall surrender and deliver possession of the Leased Premises to Landlord in broom clean condition and in good condition and repair and excepting only ordinary wear and tear and loss by insured casualty, subject to the terms and conditions of Section 5.5 herein.

                                  ARTICLE III.
                                      TERM

                  3.1. TERM OF LEASE. The term of this Lease Agreement shall be six (6) years commencing on the 1st day of January, 1996, and shall terminate on the 31st day of December, 2001, or otherwise mutually agreed by the parties, or pursuant to Landlord's remedies hereinafter provided in the event of Tenant's default in the performance of its obligations hereunder.

                  3.2. HOLDING OVER. If Tenant shall remain in possession of all or any part of the Leased Premises after the expiration of the term of this Lease, Tenant shall be deemed a tenant of the Leased Premises from month-to-month, at a monthly rental equal to one hundred and fifty percent (150%) of the Base Rent ("Holdover Rent") and subject to all the other terms and conditions of the within Lease which are not inconsistent with such month-to-month tenancy. Nothing herein contained shall be deemed a consent to or approval of, or to excuse, any holding over by Tenant without Landlord's prior written consent or without a new written agreement between the parties. Negotiations shall not be construed as an agreement to renew or enter into a new lease agreement. Upon any such holding over Tenant shall hold harmless and indemnify Landlord from and against any and all damages, costs and expenses sustained by Landlord as a result of Tenant's retention of possession of the Leased Premises or any portion thereof, less any Holdover Rent received herein. In the event that any environmental remediation of the Leased Premises is required to be performed by Tenant and has not been completed prior to the expiration of the Lease or any month-to-month tenancy thereafter, Tenant shall pay Holdover Rent for the Leased Premises. Such completion shall be determined upon inspection by Landlord's Environmental Expert which inspection shall occur within two (2) weeks after the expiration of the lease or any month-to-month tenancy thereafter.

                  3.3. TERMINATION OF LEASE. Upon termination of this Lease Agreement, or upon the termination of the Tenant's right to possession in the event of Tenant's default, without termination of the Lease Agreement, the Tenant shall surrender possession and vacate the Leased Premises immediately, and


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deliver possession of the Leased Premises to Landlord in broom-clean condition and in good condition and repair, excepting ordinary wear and tear and/or loss by insured casualty. Landlord may enter into and repossess said Leased Premises with process of law and remove all persons and property therefrom in accordance with the terms of this Agreement in the same manner and with the same right as if this Lease Agreement had not been made.

                  Upon the termination of this Lease Agreement, or upon the termination of the Tenant's right to possession in the event of Tenant's default, without termination of the Lease Agreement, and subject to Tenant's rights set forth in Section 10.3, any and all property may be removed from the Leased Premises by the Landlord at Landlord's sole discretion and may be handled, removed, stored or otherwise disposed of by the Landlord at the risk and expense of the Tenant, and the Landlord shall in no event be responsible for the preservation or safekeeping thereof. The Tenant shall pay to the Landlord upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. In the event the Landlord sells any or all of the personal property of the Tenant, any funds received for the sale therefrom shall be applied first to the payment of Landlord's expenses incurred in said sale and then to the payment of rent and all other sums due from Tenant hereunder. If any property shall remain on the Leased Premises or in the possession of the Landlord and shall not be retaken by the Tenant within a period of twenty (20) days from and after the time when the Leased Premises are either abandoned by Tenant or repossessed by the Landlord under the terms of this Lease Agreement, said property, at the sole option of Landlord, shall conclusively be deemed to have been forever abandoned by the Tenant and shall thereafter be the exclusive property of Landlord, subject to the terms of any Landlord Agreement.

                  The Landlord shall charge the Tenant for the reasonable cost of the removal of debris.

                                   ARTICLE IV.
                                      TITLE

                  4.1. QUIET ENJOYMENT. Landlord covenants that Landlord will warrant and defend Tenant in the quiet enjoyment and peaceable possession of the Leased Premises and all appurtenances thereto belonging, free from the claims of all persons whatsoever, throughout the term hereof, so long as Tenant shall perform the covenants to be performed by it hereunder, or so long as the period for remedying any default in such performance shall not have expired. Landlord warrants that it has not received written notice from any governmental authority that the Leased Premises is not in compliance with any government regulations, including, but not limited to, zoning ordinances, building codes, and health and safety regulations, except with respect to matters Tenant has agreed to repair or remediate pursuant to the terms of this Lease.

                                   ARTICLE V.
                                      RENT


                  5.1. BASE RENT. Tenant agrees to pay as rent for the Leased Premises during the term of this Lease Agreement without demand, deduction or offset, the amount of Two Million Three Hundred Five Thousand Dollars ($2,305,000.00) (a) Three Hundred Fifty Five Thousand Dollars ($355,000.00) payable in twelve (12) equal, consecutive installments of Twenty-Nine Thousand Five Hundred Eighty Three and 33/100 Dollars ($29,583.33) on the first day of each month from January 1, 1996 through December 31, 1996; (b) Seven Hundred Fifty Thousand Dollars ($750,000.00) in twenty four (24) equal, consecutive payments of Thirty One Thousand Two Hundred Fifty Dollars ($31,250.00) on the first day of each month from January 1, 1997 through December 31, 1998; and (c) One Million Two Hundred Thousand Dollars ($1,200,000.00) in thirty six (36) equal, consecutive payments of Thirty Three Thousand Three Hundred


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Thirty Three and 33\100 Dollars ($33,333.33) on the first day of each month from
January 1, 1999 through December 1, 2001.

                  5.2. OPERATING EXPENSES, INSURANCE AND TAXES. If for any Comparison Year commencing January 1, 1996, Tenant's Share of Operating Expenses exceeds Tenant's Share of Base Operating Expenses or if for any Comparison Year commencing January 1, 1996, Tenant's Share of Insurance and Taxes exceeds Tenant's Share of Base Insurance and Taxes Tenant shall pay the excess amount to Landlord as Additional Charges. Notwithstanding the foregoing, Tenant's Share of Operating Expenses for each Comparison Year, commencing January 1, 1996, shall not exceed one hundred ten percent (110%) of Tenant's Share of Operating Expenses for the immediately preceding year. Tenant shall pay such Additional Charges in the following manner:

         (i) Prior to January 1, 1996, and prior to the commencement of each succeeding Comparison Year or as soon thereafter as possible, Landlord shall furnish to Tenant a statement showing Landlord's estimate of Operating Expenses, Insurance and Taxes for the previous year and the amount of any Additional Charges due from Tenant based upon that estimate;

         (ii) Commencing as of January 1 of each Comparison Year, and on or before the first day of each calendar month, Tenant shall pay Landlord one-twelfth (1/12) of the amount of the estimated Additional Charges due from Tenant for the Comparison Year, as shown by the statement; provided, however, that for any partial Comparison Year, on or before the first day of each calendar month during any partial Comparison Year within the Lease Term, Tenant shall pay to Landlord a sum equal to the total estimated Additional Charges due from Tenant for that partial Comparison Year (based on the proration in clause (iv) of this subparagraph) divided by the number of calendar months in that partial Comparison Year (counting any fractional calendar month as a whole month). If Landlord's statement is furnished after January 1 of a Comparison Year, on or before the first day of the first calendar month following Tenant's receipt of Landlord's statement, in addition to the monthly installment of estimated Additional Charges for the Comparison Year due on that date, Tenant shall pay another monthly installment of estimated Additional Charges for each calendar month or fraction thereof that has already elapsed in that Comparison Year;

         (iii) There shall be a final adjustment at the end of each Comparison Year, to reflect annual Operating Expenses, Insurance and Taxes as provided in Section 5.3; and

         (iv) If the Commencement Date is other than January 1 or the Lease Term expires or terminates on a day other than December 31, the Additional Charges payable by Tenant shall be prorated on a daily basis, based on a 360-day year.

                  5.3. FINAL STATEMENT. As soon as reasonably practicable after the end of each Comparison Year, Landlord shall present Tenant with a final statement of actual Operating Expenses, Insurance and Taxes for that Comparison Year ("Final Statement"). Within thirty (30) days of presentation of the final statement, Tenant shall pay Landlord, as Additional Charges, any amount due for Tenant's Share of Insurance and Taxes and Tenant's Share of Operating Expenses subject to the limitations set forth in Section 5.2. Any credit due Tenant for overpayment of Tenant's Share of Insurance and Taxes or Tenant's Share of Operating Expenses shall be credited against the monthly installments of Tenant's Share of Operating Expenses or Tenant's Share of Insurance and Taxes next coming due (except that Landlord shall refund to Tenant the amount of any such credit for the final Comparison Year in the Lease Term). Tenant shall have thirty (30) days after presentation of Landlord's final statement of actual Insurance, Taxes and Operating Expenses within which to object in writing to the accuracy of the statement; and shall be entitled to receive reasonable


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documentation and information relating to the sums set forth in the statement.
Upon expiration of said thirty (30) day period, Landlord's statement shall be conclusive and binding on Tenant, provided Tenant has not objected to such statement. Objection by Tenant shall not excuse or abate Tenant's obligation to make the payments required by this paragraph pending resolution of Tenant's objection. In the event Landlord and Tenant cannot resolve Tenant's objection within thirty (30) days of receipt of notice by Landlord of Tenant's objection, and Tenant is not in default under any provision of the Lease, they shall each appoint an arbitrator, both of whom shall select a third arbitrator. The decision of the arbitrators shall be made within thirty (30) days of such appointment and shall be final, and shall be pursuant to the then existing rules of the American Arbitration Association. It shall be a condition precedent to arbitration that Tenant have paid the total charges for Tenant's share of Operating Expenses, Taxes and Insurance appearing on Landlord's statement. The party ruled in error by the arbitration shall bear the total costs associated with the arbitration. In the event that the difference between the amount of Operating Expenses, Taxes and Insurance set forth on the Final Statement and the actual amount of Operating Expenses, Taxes and Insurance is less than five percent (5%) of the Final Statement, then Tenant shall bear its own and Landlord's costs of the arbitration.

                  5.4. SECURITY DEPOSIT. There is currently Ten Thousand Two Hundred Fifty and 98/100 Dollars ($10,250.98) on deposit for the Cleveland Illuminating Company, and Four Thousand Seven Hundred Thirty Five and 09/100 Dollars ($4,735.04) for the Solon Department of Water and Sewer all of which shall be deemed to be deposits for the benefit of Landlord should Tenant fail to pay the utilities as billed. Tenant will deposit with Landlord funds equal to one (1) month Base Rent. Tenant will replenish funds if deposits are used during the term of the Lease for any payments by Landlord due to Tenant's default within five (5) business days of demand; provided, however, that if, in the reasonable opinion of Tenant, a default has not occurred, Landlord and Tenant shall each appoint an arbitrator, both of whom shall appoint a third arbitrator to determine whether a default hereunder Section 13 has occurred. The decision of the arbitrators shall be final and shall be pursuant to the then existing rules of the American Arbitration Association. In the event the arbitrators determine that an event of default has not occurred, Landlord shall reimburse Tenant the amount of funds replenished by Tenant within five (5) days of the decision of the arbitrators. It shall be a condition precedent to arbitration that Tenant shall have replenished the full amount of its security deposit. The party ruled in default by the arbitrators shall bear the total costs associated with the arbitration. Upon the occurrence of any default by Tenant or breach by Tenant of Tenant's covenants under this Lease Agreement, Landlord may from time to time without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent and/or any damage, injury, expense or liability caused to Landlord by the event of default or breach of covenant, any remaining balance of the security deposit to be returned by Landlord to Tenant upon termination of this Lease Agreement, and further provided, that no default by Tenant under the Lease shall have occurred and be continuing without cure at such time. Landlord may, but shall not be obligated to, use or apply all or any part of the security deposit, as necessary, to cure such default of Tenant.

                  5.5 PAYMENTS DUE IN ADVANCE. All monthly rental amounts are due in advance on the first day of the month, and if not so paid, late charges as set forth in Article 5.6 hereinbelow shall apply.

                  5.6 LATE CHARGES. The rental installments and the amounts due in connection with the increase in the cost of Operating Expenses Taxes and Insurance, as set forth in Article VI are all due in accordance with the provisions contained within said Articles. If, after the fifth (5th) business day beyond which such payments are to be made Tenant has not made such payments, Landlord may charge Tenant a late charge of five percent (5%) of Base Rent for each month or partial month said payments are not timely made.



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                                   ARTICLE VI.
                                    UTILITIES

                  6.1.    UTILITIES.
                          ---------

                  (a) Tenant shall pay the equitable share of the cost of all utility services, including, but not limited to, all charges for electricity, gas, water and sewer services consumed on the Leased Premises as a result of its occupancy and for all electric light lamps and/or tubes as follows:

                  (i) TELEPHONE CHARGES. Tenant will pay 100% of its own telephone charges.

                  (ii) NATURAL GAS. Subject to subparagraph (c) herein, Tenant will pay for heating gas to the Leased Premises, based upon a formula set forth on Schedule 6.1.

                  (iii) WATER/SEWER. Subject to subparagraph (c) herein, Tenant will pay 100% of the water and sewer charges.

                  (iv) ELECTRICITY. Subject to subparagraph (c) herein, Tenant will pay for electricity to the Leased Premises based upon a formula set forth on Schedule 6.1.

                  (b) Tenant covenants to pay all water and sewer charges accrued through the Commencement Date of this Lease Agreement. Landlord shall be responsible for all costs to install any additional necessary utility meters, except meters for Tenant's processed gas and water lines. Notwithstanding any other provision contained herein, all utilities and utilities accesses and services shall be in compliance with the applicable building codes and regulations.

                  (c) In the event that new or current tenants leasing the Premises use utility services to a greater extent than such utilities are being used by tenants of the Premises (other than Tenant) as of September 1, 1995, then Tenant's equitable share of the cost of such utility service reflected on
Schedule 6.1 shall be immediately adjusted and reduced by the cost of such utility services used by other tenants. Tenant's equitable share of the cost of such utility service shall be adjusted on Schedule 6.1 commencing upon the billing period in which the cost of utility services used by other tenant's increases. In the event Tenant pays more than its equitable share of such utility services, Landlord shall promptly reimburse Tenant for such excess payment. In the event of such utility increases, Tenant shall have the option, at its expense, to install meters on its water and steam and gas lines and shall pay one hundred percent (100%) of its metered charges arising from its use of such utilities. Upon Tenant's request, Landlord shall install meters, at its own expense, to measure electricity and Tenant shall pay one hundred percent (100%) of its metered charges arising from its use of such electricity.

                  (d) Landlord shall have the right to cut off and discontinue, after thirty (30) days' written notice to Tenant, any utility service furnished by Landlord, whenever and during any period for which charges for same remain unpaid beyond the due date.

                  6.2. INTERRUPTION OF SERVICES. Tenant understands and acknowledges that any one or more utilities or other building services may be interrupted by reason of accident, failure of equipment, emergency or other causes beyond Landlord's control, or may be discontinued or diminished temporarily by Landlord or other persons until certain repairs, alterations or improvements are made within a reasonable period of time; that Landlord does not represent or warrant the uninterrupted availability of such utilities or building services and that any such interruption shall not be deemed an eviction or disturbance of Tenant's right to possession, occupancy and use of the Leased Premises or any part thereof, or render Landlord liable



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to Tenant for damages by abatement of rent or otherwise, or relieve Tenant from obligations to perform its covenants under this Lease; provided, such repairs, alterations or improvements are made within a reasonable period of time and in no event longer than three (3) days, or in the event such repairs, alterations or improvements cannot be completed within three (3) days Landlord shall diligently perform and complete such repairs, alterations or improvements within such time as is reasonably necessary.

                                  ARTICLE VII.
                                    INSURANCE

                  7.1. TENANT'S INSURANCE. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any cost, damage, claim, liability or expense incurred by or claimed against Landlord, directly or indirectly, as a result of or in any way arising from the negligent or intentional acts or omissions of Tenant and Tenant's employees, agents, contractors and invitees on the Leased Premises. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any cost, damage, claim, liability or expense incurred by or claimed against Landlord, directly or indirectly, as a result of or in any way arising from the negligent or intentional acts or omissions of Landlord and Landlord's employees, agents, contractors and invitees on the Leased Premises.

                  Tenant further covenants and agrees that at all times during the term of this Lease or any renewals or extensions hereof, it shall maintain in full force and effect, with a financially responsible insurance carrier licensed to transact business in the jurisdiction in which the Leased Premises is located and reasonably approved by Landlord, at Tenant's sole cost and expense, the following policies of insurance:

                  (a) Tenant, at all times during the term of this lease, and at its expense, will procure, maintain and keep in force to indemnify Tenant and Landlord as their respective interests may appear general public liability insurance for claims for personal injury, death or property damage, occurring in or about the Leased Premises, with a deductible not to exceed Twenty-Five Thousand Dollars ($25,000.00), and with limits of not less than Five Million Dollars ($5,000,000.00) with respect to personal injury or death and not less than Five Million Dollars ($5,000,000.00) with respect to property damage.

                  (b) An all-risk policy of Fire and Extended Coverage insurance on Tenant's trade fixtures, merchandise, equipment, improvements and all other personal property located in or comprising a part of the Leased Premises and either belonging to Tenant or in the care, custody and control of Tenant, and providing insurance against damage caused by fire, lightning, flood and all other risks typically included within the coverage provided by an all risk policy. Said policy of insurance shall be in an amount not less than the replacement value of Tenant's trade fixtures, merchandise, improvements and other personal property. Tenant shall be the sole owner of such insurance and shall recover and retain the proceeds of such insurance in the event of any loss covered by such insurance.

                  (c) Tenant shall also provide and maintain rent insurance payable in the event of a casualty in an amount equal to the sum of the annual rent as provided for herein, and any increases in the annual rent, plus the amount of any real estate taxes that Tenant is required to pay, for a period of one (1) year, which policies shall be payable to Landlord, or to mortgagee of Landlord, as their interest may appear, if procurable in that form. Duplicate originals of policies of insurance shall be deposited with Landlord. The proceeds of such insurance collected shall be applied by Landlord on account of the annual rent or any increased annual rent or any additional rent accruing under the terms of this Lease Agreement, the balance, if any, to be paid to Tenant and Tenant shall pay the premium on all said policies from time to time. It is agreed that the annual rent or the increased annual rent payable hereunder shall abate to the extent of the proceeds of such insurance policies as may be received by Landlord but that Tenant shall remain fully



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responsible for such rents which exceed the amount of the proceeds of such insurance, except as otherwise provided herein.

                  Each such policy or certificate therefor issued by the insurer shall (i) to the extent obtainable, provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Landlord or Tenant which might, absent such agreement, result in a forfeiture of all or part of the payment of such loss, and (ii) contain an agreement by the insurer that such policy shall not be changed or cancelled without at least twenty (20) days prior written notice to Landlord and to any such fee mortgagee named as a loss payee thereunder. Tenant shall have the right to take out such insurance under a blanket insurance policy or policies which can cover other properties owned or occupied by Tenant, as well as the Leased Premises, provided such blanket policies otherwise comply with the provisions of this Section, and provided further that such policies shall provide for a reserved amount thereunder with respect to the Leased Premises, so as to assure that the proceeds of the insurance policies required by the provision hereof will be available, notwithstanding any losses incurred with respect to the other properties covered by such blanket policy. Tenant shall deliver to Landlord at least twenty (20) days prior to the expiration of any of the aforementioned policies, certificate evidencing replacement of the same.

                  Upon the failure at any time on the part of Tenant to procure and deliver to Landlord any of the policies of insurance or certificates hereinabove provided, at least twenty (20) days before the expiration of the prior insurance policies, if any, or to pay the premiums therefor, Landlord shall be at liberty from time to time, as often as such failure shall occur, following ten (10) days prior written notice to Tenant, to procure such insurance for a term not exceeding one (1) year and to pay the premiums therefor, and any sums paid for insurance by Landlord shall be and become and are hereby declared to be additional rent under this Lease Agreement forthwith due and payable, and shall be collectible accordingly.

                  Tenant shall not take out separate insurance concurrent in form or contributing in the event of a loss with that required to be furnished by Tenant under this Section, unless Landlord and the holder of any fee mortgage covering the Leased Premises are included therein as named insureds, with loss payable as provided for hereinabove. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall deliver to Landlord duplicate original(s) thereof, or original certificates evidencing the same with true copies thereof, as provided for in this Lease Agreement.

                  7.2. WAIVER OF SUBROGATION. Landlord and Tenant hereby waive all causes of action and rights of recovery which either has or may have or which may hereafter arise, and on behalf of any person or entity claiming through or under them by way of subrogation or otherwise, for any loss or damage to the Building on the Leased Premises or any portion thereof, property or operation therein, by reason of fire or any peril insured against by standard fire and extended coverage insurance, regardless of cause or origin, including any act of negligence by either party, but only to the extent of any recovery under any such policy of insurance then in effect, and only if such waiver shall not invalidate or impair the coverage of any such policy of insurance. Each party to this Lease shall give to each insurance company which has issued to it one or more policies of fire and extended coverage insurance, notice of the terms of the mutual releases contained in this Section 7.2 and have such insurance policies properly endorsed, if necessary, to prevent the invalidation of such insurance by reason of the provisions of this Section 7.2 Landlord and Tenant hereby indemnify the other against any loss or expense, including reasonable attorney fees, resulting from the failure to obtain such waiver.

                  7.3. LOSS OR DAMAGE TO PROPERTY. Tenant hereby agrees that all personal property of every kind or description which may at any time be kept in or about the Leased Premises including, but not limited to, motor vehicles, merchandise, fixtures and equipment, shall be there at the sole risk of Tenant, or at the risk of those claiming under Tenant, and Landlord shall not be liable for the care, safety or theft of said



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property, nor for any damage or injury thereto unless caused by the negligence of Landlord. In addition, Landlord shall have no liability for any damage to said property or loss suffered by Tenant arising directly or indirectly from the bursting, overflowing or leaking of water, sewer or steam pipes, beating and plumbing fixtures, and roof leaks; electrical wiring and equipment; heat or cold; gas or odors; any act of any other tenant or occupant of the Building; and any other manner whatsoever, unless caused by Landlord's negligence, but only to the extent not waived by the Waiver of Subrogation contained above.

                  7.4. LANDLORD'S INSURANCE. During the Lease term, Landlord shall keep the Building insured against loss by fire and all of the risks and perils usually covered by an extended coverage endorsement to a policy of fire insurance upon property comparable to the Premises, and shall maintain, or caused to be maintained, public liability insurance upon the Premises. This insurance shall be written by a company of recognized financial standing which is authorized to an insurance business in the State of Ohio, and shall be in amounts customary for property comparable to the original Premises. Landlord may also procure other insurance on the Leased Premises deemed appropriate by Landlord, including, but not limited to, boiler and machinery, plate glass, rent loss and "all risk of physical loss" insurance or endorsements.

                  7.5. INCREASE IN TENANT'S INSURANCE PREMIUMS. In the event that the operations of any tenant of the Premises causes an increase in the insurance premiums of Tenant in excess of Five Thousand Dollars ($5,000.00) on an annual basis, and Tenant provides Landlord reasonable evidence that the operations of such other Tenant caused such increase Landlord and Tenant shall within a reasonable period of time after Tenant receives notice of such increase, agree upon an equitable adjustment to Base Rent or credit to Tenant, which adjustment or credit shall be made within a reasonable period of time. In the event that Tenant's insurance is cancelled as the result of the operations of any tenant of the Premises and after diligent efforts Tenant can not obtain insurance, Landlord shall cause the other tenant to modify its operations within ten (10) days of written notice of such cancellation so that Tenant can obtain insurance coverage equivalent to the coverage carried by Tenant at the date of cancellation in accordance with Section 7.1.

                  7.6. NOTICE OF NEW TENANT. In the event that any person or entity ("New Tenant") enters into a lease of a portion of the Premises subsequent to the date hereof, Landlord shall give notice to Tenant upon execution of a lease, whichever occurs earlier setting forth the name of the New Tenant, a reasonably detailed description of the New Tenant's business and the date of occupancy of the Premises by the New Tenant.

                                  ARTICLE VIII.
                                   DESTRUCTION

                  8.1. CASUALTY DAMAGE AND RESTORATION. In the event of damage to or destruction of the Leased Premises or to common facilities and areas necessary to provide normal access to the Leased Premises or to other portions of the Building or its equipment, which portions and equipment are necessary to provide services to the Leased Premises in accordance herewith, then the following provisions shall apply:

                  (a) If the Leased Premises shall be destroyed or damaged by any cause as to be unfit in whole or in part for occupancy, and in Landlord's sole judgment, such destruction or damage could reasonably be repaired within ninety (90) days from the date of said destruction or damage, then Tenant shall not be entitled to surrender possession of the Leased Premises, nor shall Tenant's liability to pay rent under this Lease cease without the mutual consent of the parties hereto; provided, however in the case of any such destruction or damage, Landlord shall repair the same with all reasonable speed and shall complete such repairs within ninety (90) days from the date of said destruction or damage, and if, during such period, Tenant shall be unable to use all or any portion of the Leased Premises, a proportionate allowance shall be made to

Tenant from the rent and other charges, including, but not limited to, Operating Expenses, Taxes and Insurance due from Tenant corresponding to the time during which and to the portion of the Leased Premises of which Tenant shall be so deprived of the use on account thereof.

                  (b) If, in Landlord's sole judgment, such destruction or damage cannot reasonably be repaired within ninety (90) days form the date of said destruction or damage, Landlord shall notify Tenant within thirty (30) days after the happening of such destruction or damage whether or not Landlord will repair or rebuild. If Landlord shall elect to repair or rebuild, Landlord shall specify the time within which such repairs or reconstruction will be completed. Tenant shall have the option within thirty (30) days after the receipt of such notice, to elect either to terminate this Lease and thereupon both Landlord and Tenant shall be relieved of all further liability hereunder or to extend the term of this Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Leased Premises are restored to their former condition. In the event Tenant elects to extend the term of the Lease, Landlord shall restore the Leased Premises to their former condition within the time specified in the notice, and if, during such period, Tenant shall be unable to use all or any portion of the Leased Premises, a proportionate allowance shall be made to Tenant from the rent and other charges, including, but not limited to, Operating Expenses, Taxes and Insurance due from Tenant corresponding to the time during which and to the portion of the Leased Premises of which Tenant shall be so deprived of the use on account thereof.

                  (c) If the Leased Premises are destroyed or damaged during the last eighteen (18) months of the term of the Lease or any extension thereof to the extent of fifty percent (50%) or more of the then value of the Leased Premises or the Building of which the Leased Premises are a part, then Landlord shall have the right to cancel and terminate this Lease as of the date of such damage or destruction by giving notice thereof within thirty (30) days after the date of such damage or destruction.

                  (d) Notwithstanding anything contained herein to the contrary in this Section 8.1(d), Landlord may cancel this Lease with no further liability to Tenant whatsoever, in the event that following any such damage or destruction, Landlord's mortgagee requires Landlord to make advance payments upon or full payment of the outstanding mortgage balance.

                  (e) Except as provided herein, the obligation to pay the rent provided for herein and to otherwise perform Tenant's obligations hereunder shall continue unabated by reason of any such damage or destruction of the Leased Premises; that is, there shall be no abatement or diminution of rent or release from any of Tenant's obligations hereunder by reason of such damage or destruction, regardless of the period of time, if any, during which the Leased Premises or any part hereof remain untenantable, any laws to the contrary notwithstanding, except to the extent Landlord actually receives the proceeds of any rent insurance as its sole property.

                  (f) In the event the insurance proceeds are not permitted by a mortgagee of the Leased Premises to be made available for such repair or restoration, or in the event such repair or restoration cannot be effected within ninety (90) days of the damage or destruction, the Tenant may elect:

             (i) To terminate the term of this Lease Agreement by giving to Landlord written notice thereof within thirty (30) days after the determination that proceeds are not available and such proceeds not having been made available; or

             (ii) To continue this Lease Agreement, and in such event, the Base Rent for the Leased Premises shall be abated in proportion to the amount of the Leased Premises rendered unsuitable for Tenant's uses during such time as such insurance proceeds are not made so available for restoration; provided, however, that in the event the Landlord promptly notifies Tenant of Landlord having other funds available for use in rebuilding and restoring in lieu of and in the amount of not less than the insurance proceeds, Tenant may not terminate this Lease Agreement, and such substitute funds shall be used for repair and rebuilding as if they were the insurance proceeds, and the rent shall be abated in proportion to the amount of the Leased Premises rendered unsuitable for Tenant's uses.

                                   ARTICLE IX.
                                       USE

                  9.1. USE OF LEASED PREMISES. Landlord specifically consents to the use of the Leased Premises solely for office, manufacture, distribution and storage of lighting bulbs, lamps, fixtures, supplies and related activities and for no other purpose or use whatsoever without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed.

                  9.2. COVENANTS REGARDING USE. In connection with its use of the Leased Premises, Tenant agrees to the following:

                  (a) Tenant shall not use the Leased Premises in any hazardous manner because of fire risk or otherwise without taking normal precautions. No hazardous substance or equipment shall be brought or kept on the Leased Premises or adjacent areas, or stored or used therein, in violation of any applicable laws. If any of Tenant's operations produce gases, vapors, odors, smoke, residuary material or noise other than that which is currently produced by its operations or which is significantly disturbing to the other tenants of the Premises, Tenant will, on Landlord's written request, forthwith cease such operation and shall install ventilating or other apparatus to eliminate such disturbances. If Tenant installs equipment which unbalances or overloads electrical equipment or wiring in or about the Leased Premises, it shall correct such unbalanced or overloaded condition and replace any equipment or wiring thereby damaged at its own expense. Tenant shall not deposit oil, grease, solvents or other toxic or hazardous substances in sewers or drains serving the Leased Premises in violation of any Environmental Laws. In the event of a spill or release by Tenant in violation of any Environmental Laws, Tenant shall have such sewers and drains cleaned at its expense.

                  (b) Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy. Tenant, at its sole expense, shall comply with any and all reasonable requirements of any insurance organization or company necessary for the maintenance of fire and public liability insurance covering the Leased Premises and the Building at a reasonable cost and upon reasonable prior written notice of such requirements and an opportunity to modify its activities. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as additional rent for any increase in premiums charged during the term of this Lease on the insurance carried by Landlord on the Leased Premises and attributable to the use being made of the Leased Premises by Tenant.

                  9.3. ACCESS AND INSPECTION OF THE LEASED PREMISES. Landlord reserves the right to enter the Leased Premises or any part thereof, at any time in the event of an emergency, and otherwise at reasonable times, after reasonable written notice delivered twenty-four (24) hours prior to the time of entry, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Leased Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Leased Premises or the Building or as may be necessary in order to comply with all laws, orders, and requirements of any governmental authority; or for the purpose of exhibiting same to prospective purchasers, lenders or mortgagees.

                  9.4. COMPLIANCE WITH LAWS. Tenant shall, at its sole cost and expense, comply with all laws, ordinances, orders, rules and regulations of state, federal or municipal or other agencies or bodies having jurisdiction relating to the use, conditions and occupancy of the Leased Premises, provided, however, failure to comply with any minor provision of such laws, ordinances, orders, rules and regulations shall not constitute a default hereunder unless any such state, federal, municipal or other agency or such body having jurisdiction requires compliance with such provisions by notice to Landlord. Notwithstanding anything to the contrary herein, Tenant shall have no obligation to make any repairs to the Leased Premises, except as provided in Schedule 11.1, or to make any alteration or improvement to the Leased Premises, or to the Building of which the Leased Premises forms a part, which would constitute a capital improvement to the extent that said capital improvements are not necessitated as a result of Tenant's use and/or operations without or about the Leased Premises, or make any other structural change to the Leased Premises or remedy any condition of the Premises existing prior to the commencement of Tenant's leasing of the Premises.

                  Tenant shall secure all necessary governmental permits for its use and occupancy of the Leased Premises as are required by law from time to time and shall provide copies of the same to Landlord upon request or whenever a new permit is required to be obtained.

                  9.5. COMPLIANCE WITH BUILDING RULES AND REGULATIONS. Rules and regulations governing the use and occupancy of the Building have been adopted by Landlord for the mutual benefit and protection of all the tenants in the Building. Tenant shall comply with and conform to the rules and regulations currently in effect, which are set forth in a schedule attached hereto, made a part hereof, and marked Exhibit "E". Landlord shall have the right to amend such rules and regulations or to adopt new rules and regulations from time to time in any manner that it deems necessary or desirable in order to insure the safety, care and cleanliness of the Building and the preservation of order therein. All such rules and regulations shall be made, applied and enforced uniformly as to all tenants in the Building, whenever practical.

                  9.6. COMPLIANCE WITH ENVIRONMENTAL LAWS.
                       -----------------------------------

                  (a) ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES. For purposes herein, the term "Environmental Law(s)" shall mean any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Substance, as now or at any time hereafter in effect. For purposes herein, the term "Hazardous Substance(s)" shall include, but not be limited to, Hazardous Material, Hazardous Waste, Toxic Material, Toxic Waste, Infectious Material, Infectious Waste and shall have the meaning ascribed in any Environmental Law to any hazardous, toxic or dangerous waste, substance, pollutant or material.

                  (b) COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant warrants and represents that: (i) Tenant will not violate, in connection with the use, lease, maintenance or operation of the Leased Premises and the conduct of the business related thereto, any Environmental Laws, and (ii) Tenant, its agents, employees, subtenants and independent contractors, will operate the Leased Premises and will receive, handle, use, generate, manufacture, recycle, store, treat, transport and dispose of all Hazardous Substances in substantial compliance with all Environmental Laws. Notwithstanding the foregoing, Tenant shall not permit the Leased Premises to become a storage or disposal site for hazardous or toxic substances and wastes, in violation of any Environmental Law. Tenant shall have no obligation to remediate any condition of the Premises described in a certain environmental report prepared by ERT dated August 8, 1988, except Tenant shall be responsible for the remediation of such condition if Tenant causes such condition or any other condition to be in violation of any Environmental Law.

                  (c) TANKS. Tenant warrants that it will not install any storage tanks without the written consent of Landlord, which shall not be unreasonably withheld or delayed or waste water treatment facilities or other similar facilities on, under or at the Leased Premises which contain materials which, if known to be present in soils or groundwater, would require clean up, removal, or some other remedial action on the Leased Premises. Landlord hereby consents to the installation of an above ground storage tank located on the premises.

                  (d) NOTICES OR OTHER INFORMATION. If Tenant acquires any knowledge of or receives any notice or other information regarding any noncompliance with regard to any environmental, health or safety law, or if Tenant is required to give notice of a release pursuant to any environmental laws, Tenant shall immediately notify Landlord orally and in writing and provide Landlord with copies of any written notice or information. If said violation was caused by Tenant, or Tenant's agents or subtenants, then Tenant shall immediately take any and all remedial action required by Environmental Laws. If Tenant fails to take such immediate remedial action, Landlord may do so and the costs of said action shall be payable by Tenant upon demand. If Landlord acquires any knowledge of or receives any notice or other information regarding any noncompliance with regard to any environmental, health or safety law by any tenant on the Premises, Landlord shall immediately notify Tenant orally and in writing and provide Tenant with copies of any written notice or information.

                  (e) INDEMNIFICATION. The Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities (including strict liability), damages, orders and executions, injuries, expenses, claims, penalties, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, the Landlord by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of any activity of Tenant or Tenant's subtenants, agents, licensees or invitees during the time Tenant is in or has a right to possession or the presence caused by Tenant, agents, licensees or invitees on or under the Leased Premises of, or the release, threatened release or transportation by Tenant of, any Hazardous Substance. The provisions of this Section shall survive termination of the Lease.

                  Landlord agrees to indemnity Tenant and hold Tenant harmless from and against any and all losses, liabilities (including strict liability), damages, orders and executions, injuries, expenses, claims, penalties, reasonable attorney's fees, costs of any settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, the Tenant by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of (i) the presence on or under the Leased Premises of, or the release, threatened release or transportation, of any Hazardous Substance, except if released or caused by Tenant or (ii) Landlord's noncompliance with any Environmental Laws. The provisions of this Section shall survive termination of the Lease.

                  (f) INSPECTION OF LEASED PREMISES. Landlord's Environmental Expert shall have reasonable access to inspect the Leased Premises for compliance with the Environmental Laws upon twenty four (24) hours' prior written notice, which notice shall specify the area and item(s) to be inspected, subject to Tenant's consent, which shall not be unreasonably withheld. Tenant shall be responsible for the utility, water and sewer charges relating to its environmental compliance.

                  9.7. ASSIGNMENT AND SUBLETTING. Tenant may not sublet or assign, whether by operation of law or otherwise, said Lease Agreement without prior written approval of Landlord, which consent shall not be unreasonably withheld or delayed.

                  If Landlord consents to an assignment or subletting, Tenant shall nevertheless remain fully and primarily responsible and liable for the payment of rent and the performance of all Tenant's obligations under this Lease; provided, however, that in the event of a default under this Lease, Landlord may, at its option, collect rent directly from the assignee or subtenant and such action shall not be construed as a novation or release of Tenant, nor shall the acceptance of rent by Landlord or performance of any other obligation under this Lease from or by any person other than Tenant be deemed to be a waiver by Landlord of any provision of this Lease nor shall it be deemed to be a consent to an assignment of this Lease or the subletting of the Leased Premises.

                  In the event Landlord consents to any assignment or subletting by Tenant, any option to renew this Lease or right to extend the lease term or any right of first refusal to which Tenant may be entitled shall automatically terminate unless otherwise agreed to in writing by Landlord.

                  If any sublease or assignment is at a rental rate which exceeds the Base Rent and Additional Charges payable hereunder, such excess rental shall be paid to Landlord when received by Tenant as additional rent hereunder.

                  It shall be a condition to any consent by Landlord that Tenant shall reimburse Landlord upon demand for any and all costs and expenses including but not limited to, reasonable attorneys fees for the review and preparation of the documents, which may be received by Landlord in connection with any request for consent to an assignment or subletting, whether or not such consent is granted. Tenant further agrees that a minimum fee of $100.00 shall be payable to Landlord for each and every request to consent to an assignment or sublease, which fee shall be paid simultaneously with such request.

                  9.8. ASSIGNMENT AS A RESULT OF MERGER OR CONSOLIDATION. Tenant shall have the right, without Landlord's consent to assign this Lease Agreement or sublet the Leased Premises, or any part thereof, to any corporation or related entity or partnership into which or with which Tenant merges or consolidates and to any parent, subsidiary or affiliated corporation. No such assignment or subletting shall release Tenant of its liabilities and obligations hereunder except for an assignment of this Lease Agreement to a corporation or related entity or partnership into which or with which Tenant merges or consolidates and transfers the bulk of its assets.

                                   ARTICLE X.
                         ALTERATIONS, SIGNS AND FIXTURES

                  10.1. ALTERATIONS OR IMPROVEMENTS. Except as otherwise provided herein, Tenant hereby agrees to make no structural additions, improvements or alterations to the Leased Premises or Building without, in each instance, having obtained the prior written consent of Landlord to Tenant's plans and specifications (which response shall not be withheld or unreasonably delayed) and also obtaining prior to the commencement of any work, any building permit(s) and approvals which may be required by any governmental authority. Tenant shall make said improvements or alterations in accordance with all applicable laws and building codes, in a good and workmanlike manner and in quality equal to or better than the original construction of the Leased Premises and shall comply with such requirements as Landlord considers reasonably necessary or desirable, including, without limitation, requirements as to the manner in which and the times at which such work shall be done and the contractor or subcontractors to be selected to perform such work. No material modifications or additions to any previously approved plans and specifications shall be made without Landlord's prior written consent, which response shall not be unreasonably withheld or delayed. Tenant further agrees to promptly deliver to Landlord "as built" plans and specifications subsequent to the completion of any such alterations and improvements.

                  Tenant shall promptly pay all costs attributable to any structural alterations and improvements and shall indemnify Landlord against claims asserted as a result thereof, and against any costs or expenses which may be incurred as a result of building code violations to such work.

                  All additions, decorations, fixtures and equipment (except Tenant's trade fixtures) and improvements in or upon the Leased Premises shall, unless Landlord elects to require their removal, become the property of Landlord and shall remain upon the Leased Premises at the termination of this Lease, without compensation, allowance or credit to Tenant. If, upon Landlord's demand, Tenant does not remove said improvements, Landlord may remove same at Tenant's expense, including the cost of restoring the Leased Premises to its original condition.

                  10.2. NON-STRUCTURAL ALTERATIONS. Tenant shall have the right, during the term of this Lease Agreement, to make such non-structural alterations, changes, replacements, improvements and additions in and to the Leased Premises, as it may deem desirable; provided, however, that any such alterations, additions, changes or other improvements shall be made in accordance with the applicable zoning and building codes imposed by governmental authorities.

                  Tenant may convert to Tenant's own use all old materials removed by Tenant when making any such alterations, changes and improvements or additions to the Leased Premises.

                  Upon the termination or expiration of this Lease Agreement, or Tenant's occupancy of the Leased Premises, Tenant shall remove all of the foregoing at Tenant's sole cost and expense.

                  10.3. TRADE FIXTURES. All trade fixtures and equipment, signs, movable partitions, shelving and like property installed on the Leased Premises by Tenant and all inventory and other personal property of Tenant, shall be removed by Tenant on the expiration or earlier termination of this Lease and Tenant shall repair, at its own expense, any and all damage to the Leased Premises resulting from such removal. If Tenant fails to remove any and all such trade fixtures, furnishings and other property from the Leased Premises, then Landlord may remove or otherwise dispose of same at Tenant's expense, including the cost of restoring the Leased Premises to its original condition, pursuant to the terms of the Landlord Agreement.

                  10.4. LIENS. Tenant shall not suffer or permit to remain upon all or any part of the Leased Premises or the Building or Tenant's interest in this Lease any lien for work performed or materials supplied to or for Tenant and/or to or for the Leased Premises, or any other lien or encumbrance thereon arising by reason of Tenant's use and occupancy thereof, unless such lien arises from work performed by or on behalf of Landlord or its agents. Tenant, at its own cost and expense, shall defend Landlord against any action, suit or proceeding which may be brought on any such lien or for the enforcement thereof; shall cause any such lien or encumbrance to be removed and satisfied of record within thirty (30) days after notice of the filing thereof, and shall indemnify and hold harmless and Landlord against any and all loss, damage, cost, expense or liability by reason of or in connection with any claims, demands, suits, actions or other proceedings for the enforcement thereof. In the event such lien cannot be released and removed through appropriate proceedings within such thirty (30) day period, Tenant shall cause such lien to be bonded or insured over by a reputable title insurer or surety reasonably satisfactory to Landlord, or provide Landlord with a letter of credit, certificate of deposit, or other comparable security in the amount of 200% of the amount of such lien. Tenant thereafter shall be entitled to contest such lien as long as Tenant shall contest such lien diligently by appropriate proceedings (provided such contest shall not cause any sale, foreclosure, or forfeiture of the Leased Premises by reason of such nonpayment) and cause the same to be removed or discharged prior to entry of any order foreclosing the same. In the event that any such lien is not so released and removed, bonded over or secured against, or in the event Tenant shall fail to contest such lien as herein required, Landlord may, upon at least five (5) days' notice to Tenant, take all action necessary to release and remove such lien and avail itself of any security provided by Tenant (without any duty to investigate the validity thereof), and Tenant shall promptly, upon demand, reimburse Landlord for all sums, costs and expenses

(including, without limitation, reasonable attorneys' fees and expenses) incurred by Landlord in connection with the release and removal of such lien.

                  10.5. SIGNAGE. Tenant may erect, at its sole cost, an appropriate sign advertising Tenant's business on the portion of the exterior of said Leased Premises designated by Landlord for the placement of Tenant's signs. The size, number, design and location of all signs shall require Landlord's written approval prior to installation, which shall not be unreasonably withheld or delayed. All signs shall comply with all requirements of appropriate governmental authorities and all necessary permits or licenses shall be obtained by Tenant. Tenant shall maintain all signs in good condition and repair at all times, and shall save the Landlord harmless from injury to person or property arising from the erection and maintenance of said signs. Upon vacating the Leased Premises, Tenant shall remove all signs and repair all damages caused by such installation and removal. No signs shall be painted on the exterior of the Leased Premises. The use of portable or free-standing signs is strictly prohibited without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Tenant hereby acknowledges that Landlord has the right, at any time, to rename and/or reidentify the Premises of which the Leased Premises demised hereunder forms a part, at Landlord's sole discretion. Tenant further agrees to remove, at Tenant's sole expense, its existing signage from the Premises and restore any damages as a consequence of such removal, upon sixty (60) days' prior written notice from Landlord.

                                   ARTICLE XI.
                             MAINTENANCE AND REPAIRS

                  11.1. REPAIRS AND MAINTENANCE. Except for those repairs described in Schedule 11.1 and any other repairs Tenant has assumed herein, Landlord agrees, throughout the term of this Lease Agreement, to maintain and make any repairs and replacements, structural or otherwise, necessary to maintain the Leased Premises in good condition and repair, including but not limited to repairs to any (i) heating or air-conditioning system which shall include but not be limited to quarterly maintenance of the heating and air conditioning systems, (ii) all mechanical, water and sanitary sewer systems,
(iii) replacements to common lighting fixtures, (iv) wiring and electrical systems, including, but not limited to the electrical switch gear, and (v) all replacements to common plumbing fixtures; provided, however, Landlord shall not be required to replace anything that Tenant has agreed and failed to maintain properly. Landlord shall also maintain the Common Areas, including but not limited to, driveways, parking lots, sidewalks, and water and sewer fixtures and lines located outside the Leased Premises, and perform any necessary ground maintenance, including snow removal, lawn-mowing and weed control.

                  Tenant agrees at its expense, throughout the term of this Lease Agreement to maintain and make any repairs necessary to maintain in good condition and repair the non common electrical, lighting and plumbing fixtures and other items serving the Leased Premises that are not part of the heating or air conditioning system. Tenant agrees, at its expense throughout the term of this Lease Agreement, to make those repairs described in Schedule 11.1.

                  Any and all loss, injury, breakage or damage to the Leased Premises or the Building of which they are a part, caused, directly or indirectly, by Tenant or its agents, contractors, employees and invitees, including individuals and persons making deliveries to or from the Leased Premises, except to the extent that the foregoing is inconsistent with the provisions of the "Waiver of Subrogation" set forth in this Lease, shall be repaired by Landlord. In the event such loss, injury, breakage or damage is not covered by insurance, repairs of the foregoing shall be made at the sole expense of Tenant. Payment of the cost of such repairs by Tenant shall be immediately due and payable as additional rent. This provision shall not be in limitation of any other rights and remedies which Landlord has or may have in such circumstances.

                  All repairs and replacements shall be in quality equal to or better than the original equipment, materials or work. Tenant shall at all times maintain sufficient heat in the Leased Premises to prevent freezing of sprinkler or water lines. If Tenant installs or moves partitions or walls within the Leased Premises, Tenant shall make, at its own expense but subject to Landlord's approval, all additions to or changes in location of heating, plumbing, sprinkler or electrical lines and equipment made necessary by those installations.

                  Tenant shall be responsible for weed control and snow removal over any sidewalks, stairways, ramps, driveways or dock areas contiguous to the Leased Premises and over which Tenant has exclusive use or control.

                  If there is now or shall be installed in the Leased Premises or Building a "sprinkler system", and if any governmental authority or Landlord's fire insurance carrier require or recommend that any reasonable changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business or operations, or the location of partitions, trade fixtures, or other such changes, modifications, alterations or penalty or charge against the full allowance for a sprinkler system in Landlord's fire insurance premium or rate, Tenant shall, at the Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

                  11.2. LANDLORD'S RIGHT. If Tenant fails to perform Tenant's obligations under Section 11.1 hereof, Landlord may (but shall not be required to) enter upon the Leased Premises after ten (10) days' prior written notice to Tenant (except for cases of emergency or imminent threat of damage to person or property where such notice will not be required) and put the Leased Premises in good order, condition and repair, which shall include the right to cause the Leased Premises to comply with all requirements set forth in any applicable building codes and ordinances and the cost thereof, together with the sum of fifteen percent (15%) of said costs for overhead and supervision by Landlord, shall become due and payable to Landlord upon demand; provided, however, if Tenant commences to perform such obligations within such ten (10) day period and diligently pursues such performance to completion within a reasonable time and to Landlord's reasonable satisfaction, Landlord shall not have the right to perform such obligations.

                  Tenant shall keep the Leased Premises in a clean, sanitary, and safe condition in accordance with the laws of the State of Ohio, and in accordance with all directions, rules, and regulations of the health officer, fire marshal, building inspector, or other proper officers of the governmental agencies governing the Leased Premises, at the sole cost and expense of Tenant. Tenant shall permit no waste, nuisance, damage or injury to the Leased Premises, and Tenant shall, at its own cost and expense, replace any glass windows and doors in the Leased Premises which may be broken by Tenant, and keep the Leased Premises neat, clean and in orderly and sanitary condition, free of offensive odors, vermin, rodents, bugs, insects and other pests. At the expiration of the tenancy created hereunder, Tenant shall surrender the Leased Premises to Landlord in as good a condition as it was upon the Commencement Date, reasonable wear and tear excepted.

                  11.3. FURTHER TENANT IMPROVEMENTS. In addition to the improvements discussed in Section 11.1 hereof, the Tenant is hereby given the right and shall have the ability to make, at its own expense, any improvements to the Leased Premises at any time during the Lease term it deems appropriate provided:

                  (a) Whatever improvements are commenced shall be completed as quickly as reasonably possible in a good and workmanlike manner and in accordance with all applicable laws and building regulations.

                  (b) Whatever improvements are for a unique manufacturing purpose (unique to the business of Tenant) shall be removed by the Tenant upon its vacation of the Leased Premises.

                  (c) That the Tenant is not in default.

                  (d) Any structural changes may be made only upon the consent of Landlord, which consent will not be unreasonably withheld.

                                  ARTICLE XII.
                                OTHER PROVISIONS

                  12.1. ADDITIONAL AGREEMENTS. Tenant agrees that:

                  (a) This Lease Agreement shall be deemed entered into within and shall be governed by and interpreted in accordance with the laws of Ohio, and the parties submit to the jurisdiction of any appropriate court within that state for adjudication of disputes arising from this Lease Agreement.

                  (b) Except as otherwise provided, this Lease Agreement shall not be modified except by written agreement signed on behalf of Tenant and Landlord by their respective authorized officers.

                  (c) This Lease Agreement supersedes all prior understandings, representations, negotiations and correspondence between the parties, constitutes the entire agreement between them with respect to the matters described, and shall not be modified or affected by any course of dealing, course of performance or usage of trade.

                  (d) If any provision of this Lease Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

                  (e) Tenant shall have all of its solid and liquid waste and refuse taken away, at its sole expense and on a timely basis, to insure compliance with all local ordinances and state and federal environmental protection agency regulations and directives.

                  (f) If Tenant shall put its own locks on any doors, Tenant shall deposit with Landlord copies of such keys. For the purpose of the safety of the Leased Premises, Landlord may enter the Leased Premises at any reasonable time, provided, except in the case of an emergency, Landlord gives Tenant reasonable notice of such entry.

                  (g) During the last nine (9) months of the term of this Lease Agreement, Landlord may enter the Leased Premises for the purpose of exhibiting said Leased Premises upon twenty four (24) hours' prior written notice with name of prospective tenant and putting up the usual "For Rent" and "For Sale" notices, which shall not be removed, obliterated or hidden by Tenant. In the event the prospective tenant is a competitor of Tenant (as reasonably determined solely by Tenant), Tenant may restrict access to areas of the Leased Premises reasonably necessary to protect the confidentiality of any of its processes or trade secrets.

                                  ARTICLE XIII.
                                     DEFAULT

                  13.1. DEFAULTS. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

                  (a) Failure by Tenant to pay the rents reserved, charges for operating expenses or any other charge payable by Tenant hereunder, as and when due, and such failure shall continue for a period of five (5) business days after written notice thereof by Landlord to Tenant; or

                  (b) Failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than the payment of money and such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, the Tenant shall not be deemed to be in default if Tenant has commenced such cure within said thirty
(30) day period and thereafter diligently pursues such cure to completion within a period of not more than thirty (30) additional days; or

                  (c) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing of a petition to have Tenant adjudged a bankrupt or a petition for reorganization under any bankruptcy, insolvency or other laws relating to the readjustment of indebtedness generally by Tenant or against Tenant and which is not dismissed within sixty (60) days; (iii) the appointment of a Trustee or receiver to take possession of substantially all of Tenant's assets located at the Leased Premises or of Tenant's interest in this Lease; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Leased Premises or of Tenant's interest in this Lease; and for purposes of this clause (c), "Tenant" shall include any parent company of Tenant or any guarantor of some or all of Tenant's obligations under this Lease; or

                  (d) Tenant shall vacate or abandon the Leased Premises. Tenant's failure to occupy the Leased Premises for a period of thirty (30) consecutive days shall be deemed conclusive evidence of abandonment.

                  (e) Tenant shall be in default of Section 9.6.

                  (f) An assignment or subletting of this Lease or any portion of the Leased Premises without Landlord's prior written consent, which shall not be unreasonably withheld or delayed.

                  13.2. REMEDIES. In the event of Tenant's default hereunder, Landlord, at Landlord's option, may terminate this Lease, or without terminating this Lease, re-enter and retake possession of the Leased Premises by any means permitted by law and in either event may dispossess Tenant therefrom and neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the Leased Premises. If Landlord elects to terminate this Lease, or if this Lease is otherwise terminated pursuant to law by reason of any default on the part of Tenant, then Tenant shall pay to Landlord, as damages, and Landlord shall be entitled to recover, the then present value of the Base Rent and Additional Charges reserved hereunder for the entire remainder of the stated term hereof as if this Lease had not been terminated. No re-entry or retaking of possession of the Leased Premises by Landlord shall be deemed to be an election by Landlord to terminate this Lease, which election may be made only by written notice thereof given to Tenant. If Landlord elects to re-enter and retake possession of the Leased Premises without terminating this Lease, Tenant shall not be deemed released from its obligations to pay the Base Rent and Additional Charges reserved, and additional and other charges payable by Tenant hereunder and otherwise to perform the provisions of this Lease on Tenant's part to be performed hereunder, and all Base Rent and Additional Charges reserved for the entire remainder of the stated term hereof shall, at Landlord's option, be accelerated and become immediately due and payable.

                  In no event shall Landlord be required to postpone or delay suit for such damages or accelerated Base Rent and Additional Charges until the date when the term of this Lease would have expired, or until such Base Rent and Additional Charges would have become payable, had not the within Lease been so terminated or the rents accelerated. If Landlord shall dispossess Tenant from the Leased Premises as aforesaid, or if Tenant shall abandon or vacate the Leased Premises, Landlord shall use its reasonable business efforts to relet all or any part of the Leased Premises for such rents (including any reasonable rent concessions) and upon such other terms and conditions as Landlord, in Landlord's sole discretion, deems suitable and acceptable and for any use and purpose which Landlord deems appropriate. In the event of any such reletting without the termination of this Lease, any rents received by Landlord for the Leased Premises shall be applied first to the costs and expenses incurred by Landlord by reason of said repossession, retaking and reletting, including, without limitation, brokerage costs, reasonable attorney fees and the cost of any repairs or restoration or alterations of said Leased Premises for damages caused by Tenant, and then to the amount of rents and other charges payable by Tenant hereunder. The failure of Landlord to relet or, if relet, to collect the rent under such reletting, shall not release or affect Tenant's liability hereunder for all such costs and expenses.

                  13.3. REMEDIES CUMULATIVE. Exercise of any of the remedies of Landlord under this Lease shall not prevent the concurrent or subsequent exercise of any other remedy provided for in this Lease or otherwise available to Landlord at law or in equity.

                  13.4. RENT DEMAND/ACCORD AND SATISFACTION.

                  (a) No payment by Tenant or receipt by Landlord of a lesser amount than the Base Rent and Additional Charges herein stipulated shall be deemed to be other than on account of the stipulated Base Rent and Additional Charges nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Base Rent and Additional Charges be deemed an accord and satisfaction. Landlord may accept such check or any partial payment without prejudice to Landlord's right to recover the balance of such Base Rent and Additional Charges or pursue any other remedy provided for in this Lease or available at law or in equity to collect the balance of such Base Rent and Additional Charges.

                  (b) After the service of any notice or commencement of any suit or final judgment therein, Landlord may receive and collect any Base Rent and Additional Charges due and such collection, or receipt shall not operate as a waiver of nor affect such notice, suit or judgment.

                                  ARTICLE XIV.
                           RECORDING AND SUBORDINATION

                  14.1. MEMORANDUM OF LEASE AND SUPPLEMENT TO LEASE. Landlord and Tenant agree that this Lease Agreement shall not be recorded, but Landlord and Tenant will at the request of either party execute a Memorandum of this Lease Agreement, in form satisfactory to counsel for Tenant, which Memorandum of Lease shall contain such matters as Tenant desire, but shall make no reference to the rent payable hereunder, and which Memorandum of Lease may be filed for record. The cost of preparation and recording shall be borne by the party requiring same.

                  14.2. SUBORDINATION. Tenant hereby acknowledges that Chase Bank currently holds a first mortgage lien on the property of which the Leased Premises forms a part. Tenant agrees that if and when it becomes necessary for the Landlord to obtain any mortgage financing in connection with the Leased Premises and if the lending institution shall so require, the Tenant will execute a written waiver or such other instrument as may be required and/or necessary waiving the priority of this Lease Agreement in favor of the mortgage of any such lending institution. In return for the granting of same, the Tenant shall receive a non-disturbance agreement from any lender requesting a subordination agreement. Landlord shall use all reasonable efforts to secure a non-disturbance agreement from its existing mortgagee on the Leased Premises. If Tenant shall fail to execute such documents within ten (10) days of submission of same to Tenant, then, notwithstanding above Section 14.1, Landlord may record a memorandum of this Lease Agreement and this Lease Agreement shall be deemed to grant unto Landlord an irrevocable power of attorney, coupled with an interest, so as to allow Landlord to execute such documents on Tenant's behalf.

                                   ARTICLE XV.
                                  CONDEMNATION

                  In the event that the Leased Premises or any part thereof, shall at any time after the execution of this Lease Agreement be taken for public or quasi-public use in condemnation proceedings or by exercise of any right of eminent domain, or if following the adoption of any resolution, ordinance or other law expressing an interest by any public authority to appropriate or authorize the acquisition of the whole or any part of the Leased Premises, Landlord and such public authority shall agree upon a purchase of subject premises by the public authority (all such proceedings being collectively referred to herein as a "taking"), the Tenant shall not be entitled to claim, or have paid to Tenant any compensation or damages whatsoever for or on account of any loss, injury, damage, or taking of any right, interest or estate of the Tenant and the Tenant hereby relinquishes to Landlord any rights to any such damages; but the Landlord shall be entitled to claim and have paid to it for the use and benefit of the Landlord all compensation and/or damages for and/or on account of and/or arising out of such taking and/or condemnation without deduction from the amount for or on account of any right, title, interest or estate of the Tenant in or to said property, and the Lease shall terminate as to the portion of the Leased Premises taken by the taking.

                  If all or any portion of the Leased Premises should become subject to such eminent domain proceedings, the Tenant shall have the option, at any time after the commencement of the condemnation proceedings, to terminate this Lease Agreement as to the portion of the Leased Premises subject to condemnation or, if more than twenty-five percent (25%) of the Leased Premises are subject to condemnation, as to the whole of the Leased Premises. Such option shall be exercised by giving the Landlord a written notice of termination or partial termination, specifying the reasons for such termination and the part terminated, if termination is partial. If Tenant elects to continue the Lease Agreement as to the uncondemned portion of the property, future rentals will be adjusted on a pro rata basis to reduce the total rental to the extent the property has been diminished in quantity, serviceability and/or usefulness to Tenant by the partial condemnation. Landlord and Tenant further agree that in the event Tenant shall not have exercised its option to terminate earlier, on the date of actual loss of possession by Tenant pursuant to the exercise of rights by the condemnor, under any order of a court of competent jurisdiction authorizing the condemnor in an eminent domain proceeding to take possession of all or a portion of the Leased Premises, Tenant's obligation to pay the rental hereby specified shall cease as to the portion or portions of the Leased Premises subject to the taking. In addition, the Tenant shall be entitled to a rebate of rental paid in advance for any period after the date of said loss of possession for the portion or portions of the Leased Premises subject to the taking. Nothing in this provision shall be construed to limit or affect the Tenant's right to be relieved of rental obligations or the right to a rebate of rental payments in the event of earlier termination of this Lease Agreement as to all or a portion of the Leased Premises as the result of a condemnation proceeding or otherwise.

                  Tenant shall have the right to appear, claim, prove and receive any award by the appropriation or condemning authority (i) for damages to or condemnation of such trade fixtures, machines and equipment used in Tenant's business and tenants betterments or other installations as Tenant would otherwise have been entitled to remove from said Leased Premises pursuant to the provisions of this indenture of lease, and (ii) in reimbursement of Tenant's cost in moving and in relocating such trade fixtures, machines and equipment used in Tenant's business.

                  Landlord shall provide Tenant with written notice of the commencement of any condemnation proceeding affecting the Leased Premises as soon as practical after Landlord becomes aware of same.

                  In the event the condemnation proceeds are not permitted by a mortgagee of the Leased Premises to be made available for such repair or restoration, the Tenant may elect:

                  (a) To terminate the term of this Lease Agreement by giving to Landlord written notice thereof within thirty (30) days after request by Tenant for such proceeds to be available and such proceeds not having been made available; or

                  (b) To continue this Lease Agreement, and, in such event, the Base Rent and Additional Charges for the Leased Premises shall be abated in proportion to the amount of the Leased Premises rendered unsuitable for Tenant's use during such time as such condemnation proceeds are not made so available for restoration; provided, however, that in the event the Landlord promptly notifies the Tenant of Landlord having other funds available for use in rebuilding and restoring in lieu of and in the amount of not less than the condemnation proceeds, Tenant may not terminate this Lease Agreement, and such substitute funds shall be used for repair and rebuilding as if they were the condemnation proceeds, and the rent shall not abate from the time such substitute proceeds are made available for such restoration.

                                  ARTICLE XVI.
                                 GENERAL NOTICES

                  All the notices required or permitted to be given to the parties hereto shall be given in writing either by personally delivering same or by depositing the same with the party or in the United States Mail, postage prepaid, and addressed to the party for which such notice is intended, at the addresses hereinafter specified or at such other address as either party may hereinafter designate by notice to the other:

                  To Landlord:          32000 Aurora Road Limited Partnership

                                        29100 Aurora Road
                                        Solon, Ohio  44139
                                        Attn: General Counsel

                  To Tenant:            Venture Lighting International, Inc.
                                        32000 Aurora Road
                                        Solon, Ohio  44139
                                        Attn: Wayne R. Hellman

                                  ARTICLE XVII.
                                  MISCELLANEOUS

                  17.1. EXHIBITS. All exhibits referred to in, and attached to, this Lease Agreement are hereby made a part of this Lease Agreement.

                  17.2. ENTIRE AGREEMENT. This Lease Agreement contains the entire agreement of the parties and cannot be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                  17.3. DUPLICATES. This Lease Agreement may be executed in several duplicates, all of which shall be deemed to be but one original Lease.

                  17.4. NO BROKER. Landlord and Tenant represent and warrant to each other that neither has dealt with any broker in connection with this transaction, except Landlord has retained Weston Realty, Inc. as as a broker in this transaction and shall be solely responsible for the payment of its fees and shall indemnify, defend and hold harmless Tenant from any claims, damages, causes of action, liability, costs or expenses, including reasonable attorney fees arising from Landlord's failure to pay such fees to Weston Realty, Inc.

                  17.5. ESTOPPEL CERTIFICATE. Tenant shall, within ten (10) days following receipt of a written request from Landlord, execute, acknowledge and deliver to Landlord or to any lender or purchaser or prospective lender or purchaser designated by Landlord a written statement certifying (i) that the Lease Agreement is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, and (iii) that there are not, to Tenant's knowledge, any existing defaults (or specifying such default if any are claimed). Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease Agreement is in full force and effect and unmodified, and that there are not existing defaults on the part of Landlord hereunder.

                  17.6. LANDLORD FINANCING. Landlord shall have the right at any time to obtain financing secured in whole or in part by its interest in the Leased Premises or under this Lease, and in connection therewith to mortgage or otherwise collaterally transfer its interest in the Leased Premises or collaterally assign its interest under this Lease. With respect to any financing by Landlord, Tenant shall, within ten (10) days of request therefore, execute, acknowledge and deliver to Landlord such amendments or modifications of this Lease as may be reasonably requested by the holder of the indebtedness created or to be created, but in no event shall any such amendment or modification materially affect or alter the rights and obligations of Tenant under this Lease.

                  17.7. ANNUAL FINANCIAL STATEMENTS. Tenant covenants and agrees to furnish to Landlord annually, within ninety (90) days after the end of each fiscal year of Tenant, copies of its most recent financial statements in reasonable detail and agrees that Landlord may deliver any such financial statements to any existing or prospective mortgagee, assignees or purchasers of the Premises of which the Leased Premises forms a part, provided such mortgagees, assignees or purchasers execute an agreement reasonably satisfactory to Tenant to maintain the confidentiality of such information and not disclose such information to any third party. Such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by Tenant. In addition, Tenant hereby agrees to cooperate with Landlord's existing or potential mortgagees, assignees or purchasers and to comply with reasonable requests for financial information provided such mortgagees, assignees or purchasers execute an agreement reasonably satisfactory to Tenant to maintain the confidentiality of such information and not disclose such information to any third party.

                  17.8. NO WAIVER BY LANDLORD. No waiver of any of the terms, covenants, provisions, conditions, rules and regulations required by this Lease, and no waiver of any legal or equitable relief or remedy shall be implied by the failure of Landlord to assert any rights, or to declare any forfeiture, or for any other reason. No waiver of any of said terms, provisions, covenants, rules and regulations shall be valid unless it shall be in writing signed by Landlord. No waiver by Landlord or forgiveness of performance by Landlord with respect to Tenant or one or ore other tenants of the Building shall constitute a waiver or forgiveness of performance in favor of Tenant herein, or any other tenant, or may be claimed or pleaded by Tenant to excuse a subsequent failure of performance of any of the terms, provisions, conditions, covenants, rules and regulations of this Lease.

                  17.9. LANDLORD AGREEMENT. Landlord's rights hereunder shall be subject to the terms of any Landlord Agreement.

                  17.10. REPEATED DEFAULT. Notwithstanding anything to the contrary set forth in this Lease, if Tenant shall be in default in the timely payment of any rent due Landlord pursuant to this Lease, and if any such default after written notice shall occur two (2) times in any period of twelve (12) consecutive months, then, notwithstanding that such default shall have been cured within the period after notice, as provided in Section 13.1 above, any further similar default within said twelve (12) month period shall be deemed to be a Repeated Default. In the event of a Repeated Default, Tenant shall not have the right to cure same and Landlord, without giving Tenant any further notice and without affording Tenant any opportunity to cure such default, may exercise any rights or remedies available to Landlord pursuant to Section 13.2 hereof, including, without limitation, the right to terminate this Lease or to require Tenant to increase its security deposit to an amount satisfactory to Landlord, at Landlord's sole discretion.

                  IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease Agreement as of the 9th day of November, 1995.

Witnesses:                                 LANDLORD:

                                           32000 AURORA ROAD COMPANY, LTD.,
                                           an Ohio limited partnership
/s/
----------------------------
Print Name:
           -----------------
/s/                                        By:  /s/ T.S. Asher
----------------------------                   ----------------------------
Print Name:                                Name:  T.S. Asher
            ----------------                     ---------------------------
                                           Its:   President
                                               ------------------------------


                                           TENANT:

                                           VENTURE LIGHTING INTERNATIONAL, INC.,
                                           an Ohio corporation
 /s/
----------------------------
Print Name:
           -----------------
/s/                                        By:   /s/ Louis S. Fisi
----------------------------                   ----------------------------
Print Name:                                Name:  Louis S. Fisi
            ----------------                     ---------------------------
                                           Its:   Executive Vice President
                                               ------------------------------